EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of T Bancshares, Inc. (the “Company”) for the quarter ended March 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Patrick G. Adams, as Chief Executive Officer of the Company, and Ken Bramlage, as Vice President and Controller of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

T BANCSHARES, INC.

Date: May 17, 2010	By:	/s/ Patrick G. Adams
Patrick G. Adams
Chief Executive Officer
Principal Executive Officer
Acting Co-Principal Financial Officer

Date: May 17, 2010	By:	/s/ Ken Bramlage
Ken Bramlage
Vice President and Controller
Acting Co-Principal Financial Officer